Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	WSP Holdings LTD
Entity Central Index Key	0001418225
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	204,375,226
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 27,742	$ 48,688
Restricted cash	249,812	142,027
Term deposit	286	303
Accounts and bills receivable, net of allowance for doubtful accounts of $20,057 and $22,593 in 2010 and 2011, respectively	260,139	199,970
Advances to suppliers	19,229	17,123
Inventories, net	242,240	240,713
Prepaid lease payments for land use rights, current	761	766
Income taxes receivable	763	1,080
Prepaid expenses and other current assets	40,336	33,506
Amounts due from related parties	148	799
Assets held for sale	20,314
Deferred income tax assets	4,792	7,460
Total current assets	866,562	692,435
Property, plant and equipment, net	653,783	536,942
Intangible assets, net	108	244
Goodwill		428
Prepaid lease payments for land use rights, non-current	32,957	33,752
Deposits for acquisition of property, plant and equipment	4,070	60,882
Equity-method investment	817	787
Deferred income tax assets, non-current	12,819	5,592
Total assets	1,571,116	1,331,062
Current liabilities:
Accounts payable	307,740	176,379
Advances from customers	6,825	5,432
Amounts due to related parties	17,939	11,070
Accrued expenses and other current liabilities	88,377	86,761
Income taxes payable	424	733
Borrowings - due within one year	773,541	596,546
Product warranty	2,595	1,035
Liabilities held for sale	47,559
Total current liabilities	1,245,000	877,956
Borrowings - due after one year	79,354	135,896
Deferred income tax liabilities, non-current	2,617	2,616
Unrecognized tax benefits	12,763	11,819
Total liabilities	1,339,734	1,028,287
WSP Holdings Limited shareholders' equity:
Share capital (Ordinary shares $0.0001 par value, 500,000,000 shares authorized, 204,375,226 shares issued and outstanding as of December 31, 2010 and 2011, see Note 19)	20	20
Additional paid-in capital	255,312	255,312
Statutory non-distributable reserves	37,119	37,119
Retained earnings	(98,691)	(30,211)
Accumulated other comprehensive income	40,113	34,791
Total WSP Holdings Limited shareholders' equity	233,873	297,031
Non-controlling interests	(2,491)	5,744
Total equity	231,382	302,775
Total liabilities and equity	$ 1,571,116	$ 1,331,062

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts and bills receivable, allowance for doubtful accounts (in dollars)	$ 22,593	$ 20,057
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	204,375,226	204,375,226
Ordinary shares, shares outstanding	204,375,226	204,375,226

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenues	$ 686,125	$ 470,465	$ 577,029
Cost of revenues	(637,615)	(467,400)	(496,656)
Gross profit	48,510	3,065	80,373
Selling and marketing expenses	(34,486)	(20,841)	(18,244)
General and administrative expenses	(61,774)	(67,008)	(44,798)
Impairment on long-lived assets		(17,055)
Gain on disposal of subsidiary	3,268
Other operating income, net	2,777	5,446	2,559
Income (loss) from operations	(41,705)	(96,393)	19,890
Other income (expenses)
Interest income	4,348	3,440	5,962
Interest expense	(34,957)	(29,483)	(22,988)
Other income	767	767	767
Exchange differences	(5,144)	(1,484)	218
Income (loss) before provision for income taxes	(76,691)	(123,153)	3,849
Provision for income taxes	(99)	(9,388)	(2,137)
Net income (loss) before earnings in equity investments	(76,790)	(132,541)	1,712
Loss in equity investments	(10)	(211)	(105)
Net income (loss)	(76,800)	(132,752)	1,607
Less: Net loss attributable to the non-controlling interests	8,320	13,989	2,568
Net income (loss) attributable to WSP Holdings Limited	$ (68,480)	$ (118,763)	$ 4,175
Earnings (loss) attributable to WSP Holdings Limited per share
Basic (in dollars per share)	$ (0.34)	$ (0.58)	$ 0.02
Diluted (in dollars per share)	$ (0.34)	$ (0.58)	$ 0.02
Weighted average ordinary shares used in the computation of earnings (loss) per share:
Basic (in shares)	204,375,226	204,771,144	205,789,800
Diluted (in shares)	204,375,226	204,771,144	205,789,800

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (USD $) In Thousands, except Share data, unless otherwise specified	Total	Total WSP Holdings Limited's shareholders' equity	Ordinary share	Additional paid-in capital	Statutory non-distributable reserves	Retained earnings	Accumulated other comprehensive income	Non-controlling interests	Total comprehensive income
Balance at Dec. 31, 2008	$ 501,995	$ 482,606	$ 21	$ 256,502	$ 32,597	$ 166,070	$ 27,416	$ 19,389
Balance (in shares) at Dec. 31, 2008			205,789,800
Increase (Decrease) in Stockholders' Equity
Amortization of deferred share-based compensation expense	809	809		809
Net income (loss)	1,607	4,175				4,175		(2,568)	1,607
Statutory non-distributable reserves					4,522	(4,522)
Dividends	(77,610)	(77,171)				(77,171)		(439)
Non-controlling investor contribution (Note 20)	7,173							7,173
Foreign currency translation adjustment	338	319					319	19	338
Balance at Dec. 31, 2009	434,312	410,738	21	257,311	37,119	88,552	27,735	23,574	1,945
Balance (in shares) at Dec. 31, 2009			205,789,800
Increase (Decrease) in Stockholders' Equity
Repurchase of ordinary shares	(2,000)	(2,000)	(1)	(1,999)
Repurchase of ordinary shares (in shares)			(1,414,574)
Net income (loss)	(132,752)	(118,763)				(118,763)		(13,989)	(132,752)
Disposal of subsidiary	(3,480)							(3,480)
Foreign currency translation adjustment	6,695	7,056					7,056	(361)	6,695
Balance at Dec. 31, 2010	302,775	297,031	20	255,312	37,119	(30,211)	34,791	5,744	(126,057)
Balance (in shares) at Dec. 31, 2010	204,375,226		204,375,226
Increase (Decrease) in Stockholders' Equity
Net income (loss)	(76,800)	(68,480)				(68,480)		(8,320)	(76,800)
Foreign currency translation adjustment	5,407	5,322					5,322	85	5,407
Balance at Dec. 31, 2011	$ 231,382	$ 233,873	$ 20	$ 255,312	$ 37,119	$ (98,691)	$ 40,113	$ (2,491)	$ (71,393)
Balance (in shares) at Dec. 31, 2011	204,375,226		204,375,226

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (76,800)	$ (132,752)	$ 1,607
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	38,912	34,094	29,522
Amortization of prepaid lease payments for land use rights	749	853	729
Amortization of acquired intangible assets	28	182	93
Share-based compensation			809
Allowance for doubtful accounts	978	10,249	(278)
Product warranty provided	4,013	425	108
Loss on disposal of property and equipment	129	(885)	121
Loss in equity investments	10	211	105
Gain on disposal of subsidiary	(3,268)
Exchange loss from foreign currency denominated loan	1,351
Fair value change of consideration payable in connection with acquisition of Mengfeng	121	71	1,330
Impairment on long-lived assets		17,055
Changes in assets and liabilities:
Accounts and bills receivable	(49,775)	826	42,040
Advances to suppliers	(3,313)	6,913	(8,451)
Amounts due from related parties	244	5,953	(6,701)
Inventories, net	(7,433)	32,455	45,545
Land use rights		(3,877)	(952)
Prepaid expenses and other current assets	(4,863)	(15,322)	(1,021)
Accounts payable	139,629	8,615	(182,576)
Amounts due to related parties	29,664	(453)	78
Advances from customers	1,206	(7,392)	(7,250)
Deferred income taxes	(4,195)	(1,307)	(10,420)
Income taxes payable	(309)	259	(9,758)
Income taxes receivable	363	6,258	(5,114)
Other payables and accrued expenses	(5,141)	26,216	(9,009)
Product warranty	(2,453)	(45)	(556)
Unrecognized tax benefits	944	6,256	3,543
Net cash provided by (used in) operating activities	60,791	(5,142)	(116,456)
Cash flows from investing activities:
(Increase) decrease in restricted cash	(104,035)	68,187	26,555
Decrease (increase) in term deposit	17	(189)	(3)
Purchase of property, plant and equipment	(93,394)	(139,283)	(132,789)
Net proceeds from disposal of subsidiary	9,831
Acquisition of a business by Chaoyang Seamless			(13,904)
Proceeds from disposal of property and equipment	14
Purchase of intangible assets		(119)
Net cash used in investing activities	(187,567)	(71,404)	(120,141)
Cash flows from financing activities:
Contribution from non-controlling investors in subsidiaries			7,173
Dividends paid			(77,610)
Proceeds from short-term loans	913,017	742,566	882,585
Proceeds from long-term loans	169,785	66,179	196,391
Advances from related parties			4,379
Repayment of other advances		(5,060)	(10,939)
Repayment of short-term loans	(921,280)	(765,519)	(670,072)
Repayment of long-term loans	(63,944)	(28,215)	(51,210)
Payment for deferred consideration payable for acquisition of Mengfeng		(17,727)
Repurchase of ordinary shares		(2,000)
Net cash provided by (used in) financing activities	97,578	(9,776)	280,697
Effect of foreign exchange rate changes on cash and cash equivalents	8,270	1,760	53
Net increase (decrease) in cash and cash equivalents	(20,928)	(84,562)	44,153
Cash and cash equivalents at beginning of the year	48,688	133,250	89,097
Less: Cash and cash equivalents at end of period included in assets held for sale	(18)
Cash and cash equivalents at end of the year	27,742	48,688	133,250
Non-cash financing activities:
Nonmonetary transaction in relation to disposal of Jiangsu Fanli (Note 4)		13,913
Liabilities assumed in connection with purchase of property, plant and equipment on credit term	39,289	38,741	25,564
Supplemental cash flow information:
Interest paid	34,590	37,308	27,408
Income taxes paid	309	2,242	22,233
Income taxes refunded		$ (4,413)

ORGANIZATION AND DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND DESCRIPTION OF BUSINESS
ORGANIZATION AND DESCRIPTION OF BUSINESS

1.                                      ORGANIZATION AND DESCRIPTION OF BUSINESS

WSP Holdings Limited (“WSP Holdings”) was incorporated in the Cayman Islands on November 16, 2006. WSP Holdings together with its subsidiaries (collectively the “Company”), is a Chinese manufacturer of seamless casing, tubing and drill pipes used for oil and natural gas exploration, drilling and extraction.

The Company holds its interest in the operating subsidiaries indirectly through a wholly owned intermediate holding company, First Space Holdings Limited (“FSHL”) that was incorporated in the British Virgin Islands (“BVI”).

A majority of the Company’s business is conducted through a wholly owned operating subsidiary established in the People’s Republic of China (“PRC”), Wuxi Seamless Oil Pipes Company Limited (“WSP China”).

As of December 31, 2011, the Company’s subsidiaries are as follows:

Name	Date of incorporation/ acquisition	Place of incorporation	Equity interest holder	Percentage of legal ownership
FSHL	June 12, 2006	BVI	WSP Holdings	100%
WSP China	November 17, 1999	PRC	FSHL	100%
Liaoyang Seamless Oil Pipes Co., Ltd. (“Liaoyang Seamless”)	April 7, 2008	PRC	FSHL	70%
Songyuan Seamless Oil Pipes Co., Ltd. (“Songyuan Seamless”)	April 15, 2008	PRC	WSP China	100%
Houston OCTG Group, Inc. (“Houston OCTG”)	April 1, 2008	United States	FSHL	100%
Tuoketuo County Mengfeng Special Steel Co., Ltd. (“Mengfeng”).	July 24, 2008	PRC	WSP China	100%
Bazhou Seamless Oil Pipes Co., Ltd. (“Bazhou Seamless”)	October 14, 2008	PRC	WSP China	100%
Chaoyang Seamless Oil Steel Casting Pipes Co., Ltd. (“Chaoyang Seamless”)	April 30, 2009	PRC	WSP China	51%
WSP Pipe Company Limited (“WSP Pipe”)	November 16, 2009	Thailand	FSHL	100%

WSP China was established in the PRC on November 17, 1999. Through a series of recapitalization and reorganization, WSP China was ultimately owned by WSP Holdings, which in turn owned by Expert Master Holdings Limited, an entity controlled by Mr. Longhua Piao (“Mr. Piao”), a PRC citizen and UMW China Ventures (L) Ltd., an entity controlled by UMW Holdings Berhad (“UMW”), a company incorporated in Malaysia.

In December 2007, the Company completed an initial public offering of American depositary shares (“ADSs”) in the New York Stock Exchange in the United States of America.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)                               Basis of presentation, principles of consolidation and going concern

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

All intercompany accounts and transactions have been eliminated. The results of subsidiaries acquired or disposed of during the respective periods are included in the consolidated statements of operations from the effective date of acquisition or up to the effective date of disposal, as appropriate. The portion of the income or loss applicable to non-controlling interests in subsidiary undertakings is reflected in the consolidated statements of operations.

Since 2009 the Company experienced a significant decline in sales to the United States of America due to anti-dumping and countervailing duty on seamless pipes made in China, imposed by the United States government as set out in Note 28(c). In 2011, products sold to the United States of America accounted for 6.3% of the Company’s net revenues, compared to 9.0% and 9.7% of the Company’s net revenues, in 2009 and 2010, respectively. The Company suffered significant operating losses and had working capital deficiencies for the year ended December 31, 2011. In addition, the Company has a significant amount of short term borrowings, totaling $773,541, which requires the Company to secure additional funds given the Company’s current cash position. The Company’s available liquidity includes cash and cash equivalents, restricted cash, term deposit, and unused credit facilities. As of December 31, 2011, the Company had cash and cash equivalents balance of $27,742, restricted cash of $249,812, term deposit of $286 and unused bank credit facilities of $54,366 which are subject to renewal within the next twelve months.

Future uses of cash will include, among other possible demands:

·                   Continuing capital expenditures;

·                   Repayment of bank borrowings; and

·                   Continuing use of cash in operations

The Company has taken various actions to conserve cash, procure additional financing and improve the liquidity. Such actions include reducing working capital requirements in operations through reduction of accounts receivables, inventories and other measures and reducing capital spending through delaying or scaling down certain projects. The Company’s ability in meeting future cash flow requirements is dependent on many events outside of its direct control, including, among other things, successful renewal of bank borrowings, additional financing from the banks and capital market, and recovery of demand and selling prices for Oil Country Tubular Goods (“OCTG”) products.

During the first three months of 2012, $167,646 out of $773,541 short term bank borrowings outstanding as of December 31, 2011 became due for repayment. The Company was able to renew $15,000 and repay 152,646 of those borrowings and obtained new bank borrowings of $129,929. While the Company is required to repay approximately $750,824 bank borrowings as of the date of this report through December 31, 2012, the Company believes it will be able to renew a substantial portion of its bank borrowings and bank credit facilities as they fall due. In August 2011, the Company entered into a syndicated bank credit facility agreement with two lead banks and six other participating commercial banks which agreed to grant the Company a total of $453,903 (RMB2,860,000) of the syndicated bank credit facility in replacement of certain existing loan facilities from the relevant banks. As of December 31, 2011, the Company had drawn down $417,877 (RMB2,633,000) out of the total approved loan facility. Under the syndicated bank credit facility agreement, the Company is required to comply with certain financial covenants, including but not limited to, maintaining certain required financial ratios and asset pledge. The Company is currently in violation of the covenants. See more discussion in Note 17.

In order to counteract the adverse impact of anti-dumping and countervailing duty imposed by the United States of America, the Company is actively pursuing new opportunities in other international markets. Since the end of 2010 and in 2011, the Company secured several new order wins in international markets such as Venezuela and Ecuador.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business.

(b)                               Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses in the financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts, the useful lives and impairment for property, plant and equipment, goodwill and acquired intangible assets, write-down in value of inventory, provision for product warranty, provision for income tax and share-based payments. Actual results could differ from those estimates.

(c)                                Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid short-term deposits which are unrestricted as to withdrawal and use, and which have maturities of three months or less when purchased.

(d)                               Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on accounts receivable are included in the net cash from operating activities in the consolidated statements of cash flows. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Management considers the following factors when determining the collectability of specific customer accounts: customer credit-worthiness, past transaction history with the customer, and current economic industry trends.

(e)                                Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by the weighted average method. Write-downs of potentially obsolete or slow-moving inventories are recorded based on the management’s specific analysis of future sales forecasts and economic conditions.

(f)                                   Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation except for land in the United States of America and Thailand which is stated at cost and is not amortized. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. Gains and losses from the disposal of property, plant and equipment are included in income from operations. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets. Estimated useful lives of property, plant and equipment are as follows:

Buildings	20-30 years
Equipment, furniture and fixtures	5 years
Plant and machinery	10 years
Motor vehicles	5 years
Computer equipment and software	3-5 years

(g)                               Prepaid lease payments for land use rights

All land in the PRC is owned by the PRC government. The government in the PRC, according to the relevant PRC law, may sell the right to use the land for a specified period of time. Payments for acquiring land use rights represent prepayments of rentals over the periods the rights are granted and are stated at the amount prepaid less accumulated amortization and any recognized impairment loss. Amortization is provided over the term of the land use right agreement on a straight-line basis. Prepaid lease payments which are to be amortized in the next twelve months or less are classified as current assets.

(h)                               Intangible assets

Intangible assets are initially measured based on their cost less accumulated amortization. Amortization is calculated on a straight-line basis over their expected useful economic lives.

(i)                                  Impairment of long-lived assets

The Company reviews its long lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets.

(j)                                   Goodwill

The excess of the purchase price over the fair value of net assets acquired is recorded on the consolidated balance sheet as goodwill. Goodwill is not amortized but is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Company performs its annual goodwill impairment test on December 31 of each year for all reporting units. Goodwill is tested following a two-step process. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. The Company’s goodwill resulted from acquisition of Chaoyang Seamless, which is identified by management as held for sale, see Note 11.

(k)                               Equity-method investment

An affiliated company over which the Company has the ability to exercise significant influence, but does not have a controlling interest is accounted for using the equity method. Significant influence is generally considered to exist when the Company has an ownership interest in the voting stock of the investee of between 20% and 50%, and other factors, such as representation on the investee’s Board of Directors, voting rights and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate. The Company’s share of earnings of equity affiliate is included in the accompanying consolidated statements of operations below provision for income taxes.

The Company reviews the investment for other-than temporary impairment whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable based on the specific identification method. The Company considers available quantitative and qualitative evidence in evaluating potential impairment and recognize the impairment loss if the carrying value exceeds fair value.

(l)                                  Interest capitalization

Interest expenses incurred in relation to construction in progress are capitalized only during periods in which activities necessary to prepare the property, plant and equipment for its intended use are in progress. Capitalized interest expenses are recorded in construction in progress, and reclassified to property, plant and equipment upon substantial completion. Interest expenses incurred for such items after the construction is substantially completed and ready for the intended use are charged to expense as incurred.

(m)                             Revenue recognition

The Company’s principal sources of revenues are the sales of specialized oil pipes and to a lesser extent, sales of iron ore. The Company recognizes revenue when (1) there is persuasive evidence of an arrangement with the customer, (2) product is shipped and title has passed, and the Company has no significant future performance obligation, (3) the amount due from the customer is fixed or determinable, and (4) collectability is reasonably assured. There is no significant customer acceptance process. The Company assesses whether the amount due from the customer is fixed or determinable based on the terms of the agreement with the customer, including, but are not limited to, the payment terms associated with the transaction. The Company assesses collection based on a number of factors, including past transaction history with the customer and creditworthiness of the customer.

Sales of iron ore is recognized on the same criteria above except (2) that revenue is recognized when the iron ore is collected by the customer at the destination port.

The Company presents revenue net of value added tax (“VAT”), applicable local government levies and sales returns. VAT on sales is calculated at 17% on revenue from product sales and paid after deducting input VAT on purchases. Net VAT balance between input VAT and output VAT is reflected in the accrued expenses and other current liabilities or prepaid expenses and other current assets. For products sold to overseas customers by the PRC entities, the Company first pays VAT at 17% and then receives a refund of 13%. The Company records VAT refund receivables on an accrual basis. VAT refund is recorded as a deduction to VAT payable on the consolidated balance sheets.

(n)                               Shipping and handling costs

Shipping and handling costs of products sold are included in cost of revenues and amounted to $26,017 and $33,796 and $40,954, for the years ended December 31, 2009, 2010 and 2011, respectively.

(o)                               Government grants

Government grants include cash subsidies as well as other subsidies received from the PRC government by the subsidiaries of the Company. Such subsidies are generally provided as incentives from the local government to encourage the expansion of local business. Government grants are recognized when received and all the conditions specified in the grant have been met. Government grant recognized as other operating income were $1,966, $2,015 and $343 for each of the years ended December 31, 2009, 2010 and 2011, respectively. Capital grants received in advance of the acquisition of equipment are recorded initially in other current liabilities and then offset against the cost of the related equipment upon acquisition.

(p)                               Research and development costs

Research and development costs are incurred in the development of the new products and processes, including significant improvements and refinements to existing products. All research and development costs are expensed as incurred. The Company incurred research and development expenses of $676, $1,743 and $1,536 for the years ended December 31, 2009, 2010 and 2011, respectively.

(q)                               Product warranty

The Company provides a warranty to customers that its products will meet the stated functionality as agreed to in each sales arrangement. The Company provides for the estimated warranty costs under these guarantees based upon historical experience and management’s estimate of the level of future claims.

(r)                                 Retirement and other post-retirement benefits

Contributions to retirement schemes, which are defined contribution plans, are charged to expense as and when the related employee service is provided.

(s)                                 Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases are charged to the consolidated statements of operations on a straight-line basis over the lease period.

(t)                                  Income taxes

Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits, by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws and regulations applicable to the Company as enacted by the relevant tax authorities.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

(u)                               Foreign currency translation

The Company has chosen United States dollar (“$”) as its reporting currency. The functional currency of WSP Holdings, FSHL and Houston OCTG is United States dollar, while the functional currency of the Company’s major operating subsidiaries in the PRC is Renminbi and the functional currency of the Company’s operating subsidiary in Thailand is Baht. Monetary assets and liabilities denominated in other currencies are translated into the applicable functional currencies at the rates of exchange in effect at the balance sheet date. Nonmonetary assets and liabilities denominated in other currencies are remeasured into the applicable functional currencies at historical exchange rates and transactions denominated in other currencies are converted at the applicable rates of exchange prevailing when the transactions occurred. Exchange gains and losses are recognized in the consolidated statements of operations.

The group entities with functional currency other than United States dollar translate their financial position and operating results into United States dollar. Balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Transactions in currencies other than the United States dollar are translated using the average exchange rate prevailing in the period when transactions occurred. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income in the accompanying consolidated statements of changes in equity and comprehensive income.

(v)                                Foreign currency risk

The Renminbi is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of Renminbi into other currencies. The value of the Renminbi is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The cash and cash equivalents of the Company included aggregate amounts of $89,143, $34,471 and $22,424 as of December 31, 2009, 2010 and 2011, respectively, which were denominated in Renminbi.

In addition to Renminbi, the Company may from time to time review its working capital requirements and hold the excess capital in other foreign currencies. The Company had total amount of cash and cash equivalents of $15, $1,374 and $116 as of December 31, 2009, 2010 and 2011, respectively, which are held in currency other than functional currency of the respective entities.

(w)                             Concentration of credit risks

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash and accounts and bills receivable. The Company places its cash and cash equivalents and restricted cash with financial institutions. The Company does not require collateral or other security to support financial instruments subject to credit risks. The Company establishes an allowance for doubtful accounts primarily based upon the age of receivables and factors surrounding the credit risk of specific customers.

Net revenues from customers accounting for 10% or more of total net revenues are as follows:

	Year ended
Customer	December 31, 2009	December 31, 2010	December 31, 2011
	%	%	%
A	35	20	34
B	—	11	22
Total	35	31	56

Net accounts receivable from customers accounting for 10% or more of total net accounts receivable are as follows:

Customer	As of December 31, 2010	As of December 31, 2011
	%	%
A	18	23
B	11	42
E	—	11
Total	29	76

(w)                             Fair value

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

(y)                                Financial instruments

Financial instruments include cash and cash equivalents, restricted cash, term deposits, accounts and bills receivable, amounts due from related parties, advances to suppliers, equity-method investments, accounts payable, advances from customers and other payables, amounts due to related parties, borrowings and foreign currency forward contracts. The carrying amounts of cash and cash equivalents, restricted cash, term deposits, accounts and bills receivable, advances to suppliers, amounts due from related parties, advances from customers, accounts payable, other payables and amounts due to related parties approximate their fair value due to the short term maturities of these instruments.

Equity-method investments have no quoted market prices and it is not practicable to estimate their fair value without incurring excessive costs. The Company reviews the investments for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable. The Company would recognize an impairment loss if it is determined that the impairment is other than temporary.

Bank borrowings bear a floating rate of interest. Because the stated interest rate reflects the market rate, the carrying value of the bank borrowings approximates its fair value.

Foreign currency forward contracts are marked to market based on the prevailing forward exchange rate quoted by the contracted bank with changes in the fair value recognized in the consolidated statements of operations. The Company does not designate the foreign currency forward contracts as hedging instruments. Assets and liabilities resulted from foreign currency forward contracts are recorded at its fair value (level 1 inputs).

(z)                                 Stock-based compensation

Stock-based compensation expense is recognized based on grant-date fair value estimated in accordance with an authoritative pronouncement. The Company recognizes the compensation costs net of a forfeiture rate on a straight-line basis over the requisite service period of the award with a corresponding impact reflected in additional paid-in capital. The estimate of forfeitures will be adjusted over the requisite service period to the extent that actual forfeitures differ, or are expected to differ, from such estimates. Changes in estimated forfeitures will be recognized through a cumulative catch-up adjustment in the period of change and will also impact the amount of stock compensation expense to be recognized in future periods.

(aa)                        Net income (loss) per share

Basic net income (loss) per ordinary share is computed by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period.

Diluted net income (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares.

(bb)                        Assets held for sale

For the business where management has committed to a plan to divest, which is typically demonstrated by approval from the Board of Directors, the business is valued at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, an impairment loss is recognized. Upon designation as an asset held for sale, we cease depreciation.

(cc)                          Recently adopted accounting pronouncement

Effective January 1, 2010, the Company adopted an authoritative pronouncement issued by the Financial Accounting Standards Board (“FASB”) regarding recognized and non-recognized subsequent events. The guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The adoption of this pronouncement did not have any significant impact on the Company’s financial condition or results of operations.

Effective January 1, 2010, the Company adopted an authoritative pronouncement issued by the FASB regarding additional disclosures about fair value measurements. This pronouncement amends previous guidance on fair value measurements to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurement on a gross basis rather than as a net basis as currently required. This guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. This guidance is effective for annual and interim periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activities of purchases, sales, issuances, and settlements on a gross basis, which will be effective for annual and interim periods beginning after December 15, 2010. Early application is permitted and in the period of initial adoption, entities are not required to provide the amended disclosures for any previous periods presented for comparative purposes. The pronouncement does not change how fair values are measured. The adoption of this pronouncement did not have any significant impact on the Company’s financial condition or results of operations.

Effective December 15, 2010, the Company adopted an authoritative pronouncement issued by the FASB on when to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The amendments in this update modify Step 1 so that for those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The adoption of this pronouncement did not have any significant impact on the Company’s financial condition or results of operations.

(dd)                        Recently issued accounting pronouncements not yet adopted

In June 2011, the FASB issued an update to ASC 220, Comprehensive Income. This ASU requires entities to present components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that would include reclassification adjustments by component for items that are reclassified from other comprehensive income to net income on the face of the financial statements. In December 2011, the FASB issued an update to this ASU indefinitely deferring the implementation of the reclassification adjustments by component requirement of the ASU issued in June 2011. These ASUs are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. We will adopt the new presentation requirements of these ASUs retrospectively in the first quarter of 2012.

In September 2011, the FASB issued an update to ASC 350, Intangibles—Goodwill and Other. This ASU amends the guidance in ASC 350-20 on testing for goodwill impairment. The revised guidance allows entities testing for goodwill impairment to have the option of performing a qualitative assessment before calculating the fair value of the reporting unit. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test annually for impairment. The ASU is limited to goodwill and does not amend the annual requirement for testing other indefinite-lived intangible assets for impairment. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We do not expect this ASU to have a material impact, if any, on our consolidated financial statements.

In December 2011, the FASB issued changes to the disclosure of offsetting assets and liabilities. These changes require an entity to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The enhanced disclosures will enable users of an entity’s financial statements to understand and evaluate the effect or potential effect of master netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The Company does not expect the adoption to have a significant impact on its financial statements.

DISPOSAL OF KUITUN SEAMLESS SPECIAL STEEL CO., LTD. ("KUITUN SEAMLESS")	12 Months Ended
Dec. 31, 2011
DISPOSAL OF KUITUN SEAMLESS SPECIAL STEEL CO., LTD. ("KUITUN SEAMLESS")
DISPOSAL OF KUITUN SEAMLESS SPECIAL STEEL CO., LTD. ("KUITUN SEAMLESS")

3.                                      DISPOSAL OF KUITUN SEAMLESS SPECIAL STEEL CO., LTD. (“KUITUN SEAMLESS”)

On July 18, 2011, the Company’s wholly-owned subsidiary, Bazhou Seamless, entered into an agreement with Shandong Shiheng Special Steel Co., Ltd. to dispose of its entire equity interests in Kuitun Seamless for a net cash consideration of $9,831 and at the same time, to retain certain assets, mainly office equipment, furniture and fixtures of Kuitun Seamless following the disposal. The gain on disposal of Kuitun Seamless was $3,268, which was reported as “gain on disposal of subsidiary” included in other operating income for the year ended December 31, 2011.

The Company determined that disposal of Kuitun Seamless did not constitute a discontinued operation, as the operation capacity of Kuitun Seamless was absorbed by other subsidiaries of the Company.

DISPOSAL OF JIANGSU FANLI PIPE CO., LTD. ("JIANGSU FANLI")	12 Months Ended
Dec. 31, 2011
DISPOSAL OF JIANGSU FANLI PIPE CO., LTD. ("JIANGSU FANLI")
DISPOSAL OF JIANGSU FANLI PIPE CO., LTD. ("JIANGSU FANLI")

4.                                      DISPOSAL OF JIANGSU FANLI PIPE CO., LTD. (“JIANGSU FANLI”)

On February 28, 2010, the Company’s wholly-owned subsidiary, WSP China, together with three non-controlling investors of Jiangsu Fanli entered into an agreement with Zhejiang Jianli Company Limited (“Zhejiang Jianli”) to dispose of their entire equity interests in Jiangsu Fanli. Pursuant to the agreement, WSP China retained possession of certain assets of Jiangsu Fanli, including current assets and assumed all liabilities incurred before the disposal. On the same date, WSP China entered into an agreement with Zhejiang Jianli to purchase certain hot-rolling production assets. These two transactions were accounted for as nonmonetary transactions in accordance with an authoritative guidance and, accordingly, the exchanges of nonmonetary assets between WSP China and Zhejiang Jianli were recorded based on the fair value of the assets exchanged amounting to $13,913. A gain of $2,583 is resulted from non-monetary transactions which is included in other operating income. Given that Jiangsu Fanli is not a wholly owned by WSP China before the disposal, the sales proceeds collected by WSP China on behalf of the non-controlling investors of $1,383 will be returned to the non-controlling investors.

The Company determined that disposal of Jiangsu Fanli did not constitute a discontinued operation, as the operation capacity of Jiangsu Fanli was absorbed by other subsidiaries of the Company.

ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS	12 Months Ended
Dec. 31, 2011
ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS
ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS

5.                                      ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS

On July 1, 2009, Chaoyang Seamless, 51% owned by WSP China, acquired the steel billet manufacturing business from Chaoyang Seamless Oil Casting & Forging Co., Ltd. for a cash consideration of $13,904. The Company believes that the acquisition would produce the synergy by facilitating the Company’s operation in Northeast China and enhancing its presence in that region. The transaction was considered as an acquisition of a business and accordingly the purchase method of accounting has been applied. The acquired net assets were recorded at their estimated fair values on the acquisition date. The acquired goodwill is not deductible for tax purposes. The carrying value of goodwill as of December 31, 2011 is $450, which is included in “assets held for sale” balance, see Note 11.

The purchase price was allocated as follows:

Property, plant and equipment	$10,725
Patent	927
Land use rights	1,698
Goodwill	415
Deferred tax assets	139
Total	$13,904

The valuation of tangible and intangible assets for the acquisition described above was based in part on a valuation analysis provided by American Appraisal China Limited, a third party valuation firm. The valuation analysis utilizes and considers generally accepted valuation methodologies such as the income, market and cost approach. The Company has incorporated certain assumptions which include projected cash flows and replacement costs.

RESTRICTED CASH	12 Months Ended
Dec. 31, 2011
RESTRICTED CASH
RESTRICTED CASH

6.                                      RESTRICTED CASH

Restricted cash mainly represents bank deposits used to pledge the bank acceptance notes. The Company entered into credit agreements with commercial banks in China (“endorsing banks”) which agree to provide credit within stipulated limits. Within the stipulated credit limits, the Company can issue bank acceptance notes to its suppliers as payments for the purchases. In order to issue bank acceptance notes, the Company is generally required to make initial deposits with the endorsing banks in amounts of certain percentage of the face amount of the bank acceptance notes to be issued by the Company. The cash in such accounts is restricted for use over the terms of the bank acceptance notes, which are normally three to six months.

ACCOUNTS AND BILLS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2011
ACCOUNTS AND BILLS RECEIVABLE, NET
ACCOUNTS AND BILLS RECEIVABLE, NET

7.                                      ACCOUNTS AND BILLS RECEIVABLE, NET

Accounts receivable, net, consists of the following:

	As of December 31, 2010	As of December 31, 2011
Accounts receivable	$161,607	$239,624
Less: allowance for doubtful accounts	(20,057)	(22,593)
	141,550	217,031
Bills receivable	3,572	7,102
Bills receivable endorsed to suppliers with recourse for the settlement of purchases	54,848	36,006
	58,420	43,108
	$199,970	$260,139

Certain accounts receivable were pledged to secure credit facilities granted to a subsidiary in 2011. The carrying amount of accounts receivable pledged as of December 31, 2011 was $157,276.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Charged during the year	Written-off	Balance at end of the year
2010	$9,808	$10,249	$—	$20,057
2011	$20,057	$2,536	$—	$22,593

The allowance provided for the year 2010 was mainly due to the provision for one customer who failed to meet the repayment schedule. All bills receivable are derived from the sale under the normal course of operation. No allowance was provided against bills receivable secured by issuing banks.

INVENTORIES, NET	12 Months Ended
Dec. 31, 2011
INVENTORIES, NET
INVENTORIES, NET

8.                                      INVENTORIES, NET

Inventories consist of the following:

	As of December 31, 2010	As of December 31, 2011
Raw materials	$114,374	$54,001
Work in progress	54,823	88,941
Finished goods	87,844	110,577
	257,041	253,519
Less: write-down of inventory value	(16,328)	(11,279)
	$240,713	$242,240

The raw materials and finished goods held by third parties were $3,930 and $34,085 as of December 31, 2010, respectively. The raw materials and finished goods held by third parties were $12,846 and $43,080 as of December 31, 2011, respectively.

Certain inventories were pledged to secure credit facilities granted to a subsidiary in 2011. The carrying amount of inventories pledged as of December 31, 2011 were $198,637.

PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

9.                                      PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31, 2010	As of December 31, 2011
Value-added taxes refundable	$20,386	$27,225
Advances to staff	1,054	996
Other current assets	12,066	12,115
	$33,506	$40,336

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

10.                               PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	As of December 31, 2010	As of December 31, 2011
Construction in progress	$273,170	$262,199
Land	12,041	11,791
Buildings	107,963	152,900
Equipment, furniture and fixtures	7,422	5,879
Plant and machinery	243,136	353,163
Motor vehicles	10,718	11,531
Computer equipment and software	4,405	4,512
	658,855	801,975
Less: accumulated depreciation	(107,047)	(148,192)
Less: accumulated impairment loss	(14,866)	—
	$536,942	$653,783

Depreciation expense was $29,522, $34,094 and $38,912 for the years ended December 31, 2009, 2010 and 2011, respectively.

The carrying amount of property, plant and equipment pledged by the Company to secure credit facilities granted to the subsidiaries at respective balance sheet dates is as follows:

	As of December 31, 2010	As of December 31, 2011
Construction in progress	$—	$119,895
Buildings	4,053	53,937
Plant and machinery	—	177,223
	$4,053	$351,055

Certain property, plant and equipment in the carrying amount of $25,447 as of December 31, 2011 were in the process of being pledged by the Company pursuant to a long-term loan agreement entered into with a foreign bank in 2011.

ASSETS AND LIABILITIES HELD FOR SALE	12 Months Ended
Dec. 31, 2011
ASSETS AND LIABILITIES HELD FOR SALE
ASSETS AND LIABILITIES HELD FOR SALE

11.                               ASSETS AND LIABILITIES HELD FOR SALE

Pursuant to WSP China’s board of directors’ approval on November 21, 2011, WSP China entered into an agreement with a PRC individual to dispose of its entire 51% equity interest in Chaoyang Seamless on January 17, 2012 for a nominal cash consideration. Accordingly, the assets and liabilities of Chaoyang Seamless are separately reported as “assets and liabilities held for sale” as of December 31, 2011 at the lower of their carrying value or fair value less cost to sell. There have been no impairments related to Chaoyang Seamless. The carrying amounts of the major classes of assets and liabilities held for sale are as follows:

	As of December 31, 2010	As of December 31, 2011
Cash	$526	$18
Restricted cash	7,557	6,110
Other current assets	11,007	10,343
Property, plant and equipment, net	2,756	2,918
Land use rights	278	286
Goodwill	428	450
Other non-current assets	198	189
Total assets held for sale	$22,750	$20,314

Borrowings	$11,145	$14,442
Other payables and accrued liabilities	32,071	33,117
Total liabilities held for sale	$43,216	$47,559

The assets and liabilities shown in above table excluded due from and due to group company balances within WSP Holdings which are eliminated through consolidation.

The results of Chaoyang Seamless’s operations do not qualify as discontinued operations because the Company expects significant continuing direct cash outflows from Chaoyang Seamless after the disposal.

IMPAIRMENT	12 Months Ended
Dec. 31, 2011
IMPAIRMENT
IMPAIRMENT

12.                               IMPAIRMENT

The Company performed an impairment test on December 31, 2010 of certain asset groups for which there is an indication that the carrying amount of an asset may no longer be recoverable. In view of the drop in utilization rate of production facilities and operating losses, the Company performed the impairment test for certain asset groups namely, WSP China, Liaoyang Seamless, Songyuan Seamless, Mengfeng, Chaoyang Seamless and Houston OCTG on December 31, 2010. The carrying amounts of Chaoyang Seamless exceeded the future undiscounted net cash flows, therefore the Company recognized impairment loss of $14,544, $678, $1,468 and $365 on property, plant and equipment, intangible assets, prepaid lease payments for land use rights and deposit on acquisition of property, plant and equipment, respectively, as of December 31, 2010. The impairment loss was allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.

The Company performed the impairment test on December 31, 2011 for these similar asset groups with addition of Bazhou Seamless and WSP Pipe, except for Chaoyang Seamless which is classified as held for sale. The future undiscounted net cash flows of these asset groups exceeded their respective carrying amounts as of December 31, 2011, therefore the Company recognized no impairment loss. The impairment test was based in part on a valuation analysis provided by American Appraisal China Limited, a third party valuation firm. The Company also performed an analysis on potential impairment indicators for Bazhou Seamless and WSP Pipe asset groups and concluded that test of recoverability was not required due to the absence of events or changes which indicate that the carrying amounts of these asset groups may not be recoverable.

The Company performed an impairment test for goodwill on December 31, 2010 and Chaoyang Seamless constitutes a separate reporting unit on its own. Based on the results that the fair value of the reporting unit exceeds its carrying amount (following the impairment loss discussed above), the Company recognized no impairment loss on goodwill during the year ended December 31, 2010.

No impairment loss is identified on goodwill for the year ended December 31, 2011 as the carrying value of Chaoyang Seamless as a disposal group is less than its fair value less cost to sell, see Note 11.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

13.                               INTANGIBLE ASSETS, NET

Intangible assets, net consist of the following:

	As of December 31, 2010	As of December 31, 2011
Costs:
Customer relationship	$259	$259
Backlog	1	1
Patent	1,049	121
	1,309	381

Accumulated amortization:
Customer relationship	(259)	(259)
Backlog	(1)	(1)
Patent	(139)	(18)
	(399)	(278)
Accumulated impairment loss	(693)	0
Exchange differences	27	5
Intangible assets, net	$244	$108

Intangible assets held at Chaoyang Seamless are classified as “assets held for sale” and not included in 2011 figures.

Expected useful economic lives of acquired intangible assets are as follows:

Customer relationship	6 years
Backlog	Within 1 year
Patent	10 years

Amortization expense was $93, $182 and $28 for the years ended December 31, 2009, 2010 and 2011 , respectively. The Company expects to record amortization expense of $13, $13, $13, $13, $13 and $43 for 2012, 2013, 2014, 2015, 2016, 2017 and thereafter, respectively.

PREPAID LEASE PAYMENTS FOR LAND USE RIGHTS	12 Months Ended
Dec. 31, 2011
PREPAID LEASE PAYMENTS FOR LAND USE RIGHTS
PREPAID LEASE PAYMENTS FOR LAND USE RIGHTS

14.          PREPAID LEASE PAYMENTS FOR LAND USE RIGHTS

	As of December 31, 2010	As of December 31, 2011
Prepaid lease payments for land use rights	$36,018	$33,718
Current portion of prepaid lease payments for land use rights	(766)	(761)
Accumulated impairment loss	(1,500)	—
Non-current portion of prepaid lease payments for land use rights	$33,752	$32,957

The amount represents prepayments of rentals for land use rights situated in the PRC for a period of 50 years. Amortization expense was $729, $853 and $749 for the years ended December 31, 2009, 2010 and 2011, respectively.

Certain land use rights were pledged to secure credit facilities granted to the subsidiaries. The carrying amount of land use rights pledged as of December 31, 2010 and December 31, 2011 were $10,542 and $12,906 respectively.

The accumulated impairment loss recognized for Chaoyang Seamless is included in “assets held for sale” at December 31, 2011 as described in Note 11.

EQUITY-METHOD INVESTMENT	12 Months Ended
Dec. 31, 2011
EQUITY-METHOD INVESTMENT
EQUITY-METHOD INVESTMENT

15.                               EQUITY-METHOD INVESTMENT

On October 13, 2008, WSP China acquired a 29% equity interest of Wuxi Bright Wanbang Oil & Gas Anticorrosion Co., Ltd. (“Wuxi Bright Wanbang”) for $1,076 in cash. As the Company has the ability to exercise significant influence but does not have a controlling interest, the long-term investment was recorded using the equity method of accounting as follows:

	As of December 31, 2010	As of December 31, 2011
Investment cost	$1,076	$1,076
Share of loss	(315)	(350)
Exchange difference	26	91
	$787	$817

The excess of the cost of investment over the Company’s share of the fair value of net assets of the investee company’s identifiable assets, liabilities and contingent liabilities at the date of acquisition represented goodwill of $30 which was included in the carrying amount of the investment and was not amortized.

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

16.                               ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	As of December 31, 2010	As of December 31, 2011
Payable for acquisition of property, plant and equipment	$38,741	$39,289
Consideration payable in connection with acquisition of Mengfeng	2,360	2,481
Advance from former shareholder of Mengfeng	11	12
Payable of disposal proceeds to former non-controlling investors of Jiangsu Fanli (Note 4)	1,383	—
Payable to local industrial zone	3,803	3,997
Accrued salary, bonus and welfare	3,730	5,007
Accrued sales commissions	9,232	15,785
Other taxes payable	4,742	3,536
Accrued interest	1,023	1,388
Deferred other income (incentive from ADS depository bank)	2,372	1,605
Payable for legal and product defect claims (Note 27)	10,127	5,110
Others	9,237	10,167
	$86,761	$88,377

BORROWINGS	12 Months Ended
Dec. 31, 2011
BORROWINGS
BORROWINGS

17.                               BORROWINGS

	As of December 31, 2010	As of December 31, 2011
Short-term bank loans, including long-term bank loans reclassified as short-term bank loans of $105,395 in 2010 and 282,012 in 2011, respectively	$508,355	$714,310
Loans received in connection with bills receivable discounted with recourse	88,191	38,916
Long-term bank loans	135,896	99,669
	732,442	852,895
Less: amount due for settlement within 12 months (shown under current liabilities)	(596,546)	(773,541)
Amount due for settlement after 12 months	$135,896	$79,354

Loan type	As of December 31, 2010	As of December 31, 2011
Secured Loans	$142,586	$781,444
Unsecured Loans	589,856	71,451
	$732,442	$852,895

Short-term bank loans

The Company’s bank loans bear interest rates ranging from 2.0% to 11.0% per annum. Certain financial covenants (including maintaining a required debt to equity ratio) related to the long-term loans granted to a subsidiary in the PRC by certain banks were not met as of December 31, 2009 nor subsequently. The Company obtained a conditional waiver of such breach in July 2010 from each of the banks and agreed to enhance the capital of the subsidiary by $15,000 by March 31, 2011. However, the Company failed to enhance the capital of the subsidiary by the required deadline on March 31, 2011. The Company completed the capital injection in the subsidiary by April 7, 2011 and obtained a waiver from one of the banks dated April 26, 2011 who agreed not to accelerate the repayment of bank loans or reduce the loan credit facility. Notwithstanding the waiver, it is uncertain whether the Company would be able to meet the covenants in the future.

The Company did not meet certain ratios and thresholds for the year ended December 31, 2011 set forth in the financial covenants in the syndicated bank credit facility agreement described in Note 2(a). Additionally, the Company does not expect to meet certain ratio and thresholds for the special observation period set forth in the financial covenants in this facility agreement. The Company is currently in discussion with the lenders regarding the non-compliance and finding an adequate resolution.

Furthermore, another of our subsidiaries, which commenced commercial production in the second half of 2011, is also in breach of its financial covenants under a project loan.

As a result, the corresponding loans in the total amount of $261,697 as described above were reclassified as current liability and included in “Borrowings — due with one year” at December 31, 2011.

Loans received in connection with bills receivable discounted with recourse

The Company received loans from the banks and assigned certain bills receivables to the banks with recourse. The maturities of those loans are normally under 1 year.

Long-term bank loans

In 2009, the Company entered into various long-term loan agreements with various Chinese banks for an aggregated amount of $196,391, with $175,742 being unsecured loans, to facilitate its business expansion. Certain land use rights, property, plant and equipment were pledged to secure long-term loan of $20,649 from a bank, which has been repaid in full by the Company and renewed as short-term loan in June 2010. In 2010, the Company entered into additional long-term loan agreements with various Chinese banks for an aggregated amount of $67,646, with the entire amount being unsecured loans, to facilitate its business expansion. In 2011, the Company entered into additional long-term loan agreements with various Chinese banks and a foreign bank for an aggregated amount of $168,854 (of which $160,918 is reclassified as short-term bank loans as described above), with the entire amount being secured loans.

As of December 31, 2011, the principal payments for all long-term loans for the next five years are as follows:

2012	$20,315
2013	63,483
2014	15,871
Thereafter	—
Total long-term bank loans	$99,669

As of December 31, 2010 and 2011, the long-term loans bear either a benchmark interest rate announced by the People’s Bank of China, or at the premium up to 30% of such benchmark interest rate.

Interest cost capitalized was $4,846, $7,831 and $15,430 for the years ended December 31, 2009, 2010 and 2011, respectively.

PRODUCT WARRANTY	12 Months Ended
Dec. 31, 2011
PRODUCT WARRANTY
PRODUCT WARRANTY

18.                               PRODUCT WARRANTY

The Company sells the majority of its products to customers along with unconditional repair or replacement warranties for a 12 month period from the date of purchase. The Company determines its estimated liability for warranty claims based on its experience of the amount of claims actually made. It is reasonably possible that the Company’s estimate of the accrued product warranty claims will change in the near term. Estimated costs for product warranties are recognized at the time when revenue is recognized.

The following is a reconciliation of the changes in the Company’s aggregate product warranty liability:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Beginning balance	$1,103	$655	$1,035
Warranty provided	108	425	4,013
Warranty costs incurred	(556)	(45)	(2,453)
Ending balance	$655	$1,035	$2,595

CAPITAL STRUCTURE	12 Months Ended
Dec. 31, 2011
CAPITAL STRUCTURE
CAPITAL STRUCTURE

19.                               CAPITAL STRUCTURE

WSP Holdings has one class of ordinary shares.

On November 16, 2006, WSP Holdings issued 1,000 ordinary shares with a par value of HK$0.01 upon incorporation. On December 1, 2006, in connection with a legal reorganization, WSP Holdings issued an additional 1,000 shares on a pro-rata basis to the shareholders of WSP Holdings. The Company has accounted for the issuance of shares in connection with this reorganization as a legal reorganization of entities under common control in a manner similar to the pooling-of-interests.

On August 23, 2007, WSP Holdings increased its authorized share capital by 500,000,000 ordinary shares with a par value of $0.0001 each, issued 150,000,000 shares to its shareholders. On the same day, WSP Holdings repurchased the 2,000 issued shares at HK$0.01 per share from shareholders, and then cancelled the authorized but unissued share capital of 38,000,000 shares of HK$0.01 each.

In connection with the IPO of the Company’s ADSs on December 6, 2007, WSP Holdings issued 50,000,000 ordinary shares with a par value of $0.0001 each. On January 9, 2008, the Company issued an additional 2,894,900 ADSs, representing 5,789,800 ordinary shares with a par value of $0.0001 each pursuant to the underwriters’ exercise of over-allotment option to purchase these additional ADSs from the Company. Pursuant to the share repurchase program authorized by the Company’s board of directors on November 25, 2009 to repurchase up to $10,000 of outstanding American Depositary Shares within six months, the Company has purchased 707,287 ADSs representing 1,414,574 ordinary shares in the open market in the amount of approximately $2,000 during the period from March 30, 2010 through April 28, 2010. The ordinary shares repurchased were then cancelled under the laws of Cayman Islands. Each ADS represents two ordinary shares.

On August 1, 2011, the Company received notice from the New York Stock Exchange that the price of its ADSs was below the listing requirement of a minimum average closing price of $1.00 per share over a period of consecutive 30 trading days. To regain compliance with this requirement, the Company’s board of directors approved a change in the ratio of our ADSs to ordinary shares from one ADS representing two ordinary shares to one ADS representing ten ordinary shares, effective as of February 15, 2012.

All the ADS numbers in this document are retroactively restated to reflect the new exchange ratio.

NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2011
NON-CONTROLLING INTERESTS
NON-CONTROLLING INTERESTS

20.                               NON-CONTROLLING INTERESTS

In April 2009, two non-controlling investors contributed $7,173 in cash as part of the capital contribution in Chaoyang Seamless in order to obtain a 49% equity interest in Chaoyang Seamless upon its incorporation.

In February 2010, the Company’s wholly-owned subsidiary, WSP China, together with three non-controlling investors of Jiangsu Fanli entered into an agreement with Zhejiang Jianli to dispose of their entire equity interests in Jiangsu Fanli, details of which is set out in Note 4.

SEGMENTAL AND GEOGRAPHIC INFORMATION AND REVENUE ANALYSIS	12 Months Ended
Dec. 31, 2011
SEGMENTAL AND GEOGRAPHIC INFORMATION AND REVENUE ANALYSIS
SEGMENTAL AND GEOGRAPHIC INFORMATION AND REVENUE ANALYSIS

21.                               SEGMENTAL AND GEOGRAPHIC INFORMATION AND REVENUE ANALYSIS

The Company operates in a single operating segment that includes the manufacture and distribution of oil pipes and related products. The Company’s chief operating decision maker is the Chief Executive Officer. The following table summarizes the Company’s net revenues in different geographic locations:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Revenues
PRC	$355,402	$294,946	$364,940

Elsewhere in Asia
Malaysia	12,875	5,087	4,974
Korea	608	—	—
Singapore	5,236	3,542	3,528
Others	80,855	30,206	42,414
Subtotal	99,574	38,835	50,916
North America
Canada	936	7,318	914
United States of America	51,904	45,414	43,334
Subtotal	52,840	52,732	44,248
Venezuela	—	62,295	153,506
Others	69,213	21,657	72,515
Total	$577,029	$470,465	$686,125

The net revenues consist of the following products:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
API products	$414,250	$277,290	$446,223
Non-API products	102,186	70,143	144,766
Iron ore	19,968	31,918	—
Other products	40,625	91,114	95,136
Total	$577,029	$470,465	$686,125

Most of the Company’s long-lived assets are located in the PRC.

Note:

API means the primary international standards for manufacturing OCTG including casing, tubing, drilling pipes and line pipes, established by the American Petroleum Institute. API products are defined as standard products. Non-API products are defined as non-standard products with unique qualifications which are developed to meet special needs, such as improved strength, higher corrosion resistance, improved sealing and premium connectors, among others. Non-API products may include premium connections and/or high chromium and high nickel bearing products.

Others include green pipes which are semi-finished pipes that can be further processed into end-products and trading of iron ores.

OTHER INCOME	12 Months Ended
Dec. 31, 2011
OTHER INCOME
OTHER INCOME
22.          OTHER INCOME
	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Incentive from ADS depository bank	$767	$767	$767

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

23.                               INCOME TAXES

WSP Holdings is a tax-exempted company incorporated in the Cayman Islands. FSHL is a tax-exempted company incorporated in the BVI.

FSHL’s subsidiaries registered in the PRC (the “PRC entities”) are subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws.

On March 16, 2007, the National People’s Congress enacted a new enterprise income tax law, which took effect on January 1, 2008. The law applies a uniform 25% enterprise income tax rate to both foreign invested enterprises and domestic enterprises. According to the tax law, entities that qualify as high and new technology enterprises (“HNTE”) supported by the PRC government are allowed a 15% preferential tax rate instead of the uniform tax rate of 25%.

WSP China was officially granted the HNTE status in September 2008. Accordingly, WSP China has used the 15% preferential tax rate in the calculation of current and deferred tax balances because the company expects to retain the HNTE status in the foreseeable future.

Other PRC entities are subject to the 25% EIT rate since January 1, 2008.

Houston OCTG is subject to United States federal corporate income tax rate of 34% and Texas state margin tax.

The subsidiaries of FSHL that are tax residents in China, will be subject to the Chinese dividend withholding tax at 10% when these Chinese subsidiaries distribute dividends paid out of profits that arise on or after January 1, 2008. In 2009, following FSHL’s qualification as a tax resident company in the Hong Kong Special Administrative Region, a withholding tax at 5% is applicable on dividends paid to FSHL by these Chinese subsidiaries. The qualification for tax residency in the Hong Kong Special Administrative Region is subject to an annual application and approval process. FSHL has not made an application for the tax qualification in 2011 due to operating losses of the Chinese subsidiaries.

A provision for PRC dividend withholding tax has been made based on a certain percentage of the 2008, 2009, 2010, and 2011 undistributed earnings of the Company’s PRC subsidiaries, which are expected to be distributed as dividends to the parent companies. The remaining undistributed earnings of the Company’s PRC subsidiaries of approximately $19,900 and nil, as of December 31, 2010 and 2011, respectively, are considered to be indefinitely reinvested and thus no deferred tax liability has been made for the Chinese dividend withholding taxes.

The calculation of income taxes reflects the status of WSP Holdings and FSHL as non-China tax resident companies. The tax residency of a company is normally a question of fact. For a company, such as WSP Holdings and FSHL, which have been established outside China, tax residency will only be in China if the location of effective management of the company is in China. China for this purpose does not include Hong Kong, Macau, or Taiwan.

Because the concept of tax residency is still relatively new in China, it is possible that the tax authorities could in the future assert that WSP Holdings and/or one or more of its non-Chinese subsidiaries are tax residents in China. In the event that this occurs, WSP Holdings or FSHL will become subject to the PRC Enterprise Income Tax Law on its worldwide income. This would cause any income WSP Holdings and FSHL earned to be subject to China’s 25% EIT. As there is an exemption for any dividends received by a China tax resident company from another tax resident company, such taxable income would not include any dividends from the Chinese subsidiaries.

The Company has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. As of January 1, 2008, the Company had a beginning amount of $1,803 of unrecognized tax benefits carried forward from the year ended December 31, 2007 and had no additional unrecognized tax benefits as of December 31, 2008. As of December 31, 2010 and 2011, the Company had additional unrecognized tax benefits of $3,698 and nil, respectively, that mainly related to net operating loss carryforwards and certain government subsidies.

The aforementioned liability is recorded as non-current liabilities because the related payment is not anticipated within one year of the balance sheet date. The Company classifies interest and/or penalties related to income tax matters in income tax expense. A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2009, 2010 and 2011 is as follows:

Balance at January 1, 2009	$2,020
Additions based on tax positions related to 2009	3,178
Interest	365
Balance at December 31, 2009	$5,563
Additions based on tax positions related to 2010	3,698
Interest and penalties	2,558
Balance at December 31, 2010	$11,819
Additions based on tax positions related to 2011	—
Interest and penalties	944
Balance at December 31, 2011	$12,763

There are no ongoing examinations by taxing authorities at this time. The Company’s PRC subsidiaries’ tax years starting from 2006 remain open for non-transfer pricing matters and from 2002 remain open for transfer pricing matters. The Company does not anticipate any significant change within the next 12 months of its uncertain tax positions, except the continuous interest and penalty.

The provision for income taxes consists of the following:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Current
— PRC income tax expense	$9,800	$4,382	$2,375
— U.S. income tax expense	(2,439)	—	—
	7,361	4,382	2,375
Deferred
— PRC income tax expense	(6,111)	1,310	(3,037)
— U.S. income tax expense	(2,656)	(2,487)	—
	(8,767)	(1,177)	(3,037)
Unrecognized tax benefits
— PRC unrecognized tax benefits	638	3,696	761
— U.S. unrecognized tax benefits	2,905	2,487	—
	3,543	6,183	761
Income tax expense	$2,137	$9,388	$99

The principal components of the deferred income tax assets and liabilities are as follows:

	As of December 31, 2010	As of December 31, 2011
Current deferred income tax assets
Allowance for doubtful accounts	$2,350	$2,422
Product warranty provision	200	427
Write-down in value of inventory	3,695	2,221
Net operating losses	4,067	—
Unrealized loss from change in fair value of foreign currency forward contracts	115	49
Others	3,270	1,879
	13,697	6,998
Less: valuation allowance	(5,786)	(1,843)
	7,911	5,155
Non-current deferred income tax assets
Pre-operating expenses	551	355
Net operating losses	26,861	51,915
Property, plant and equipment	1,671	3,122
Impairment on long-lived assets	4,358	4,173
Others	457	563
	33,898	60,128
Less: valuation allowance	(27,264)	(45,453)
	6,634	14,675
Current deferred income tax liabilities
Research and development expenses	451	363
Non-current deferred income tax liabilities
Property, plant and equipment	3,658	4,473
	$3,658	$4,473

The Company has net operating losses of $207,535 as of December 31, 2011. If not used, such losses will start expiring from the beginning of 2013.

For the purpose of presentation in the consolidated statements of financial position, certain deferred income tax assets and liabilities have been offset. The following is the analysis of the deferred income tax balances for financial reporting purpose:

	As of December 31, 2010	As of December 31, 2011
Current deferred income tax assets	$7,460	$4,792
Non-current deferred income tax assets	5,592	12,819
Current deferred income tax liabilities	—	—
Non-current deferred income tax liabilities	2,616	2,617

Reconciliations between the statutory tax rate and the Company’s effective tax rate are as follows:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
	%	%	%
Statutory tax rate (note)	25	25	25
Effect of expenses not deductible for tax purposes	25	(4)	(1)
Effect of income not taxable	(33)	—	—
Effect of income tax exemptions and reliefs	(105)	(2)	(3)
Effect of unrecognized tax benefits	92	(3)	(1)
Effect of income tax rate difference under different tax jurisdictions	(126)	(3)	(3)
Effect of valuation allowance on deferred income tax assets	178	(21)	(17)
Effective tax rate	56	(8)	(0)

Note:

The domestic tax rate in the jurisdiction where the operation of the Company is substantially based is used. On January 1, 2008, the new PRC enterprise income tax law took effect and has applied a uniform tax rate of 25% to domestic enterprises and foreign-invested enterprises.

If the reliefs granted in the form of preferential tax rates to certain subsidiaries were not available, the provision for income taxes and earnings (loss) per share amounts would be as follows:

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Provision for income taxes	$6,172	$7,082	$(2,716)
Basic and diluted income (loss) per share	$(0.00)	$(0.57)	$(0.32)

DIVIDENDS	12 Months Ended
Dec. 31, 2011
DIVIDENDS
DIVIDENDS

24.                               DIVIDENDS

On March 16, 2009, WSP Holdings declared an ordinary cash dividend in the amount of US$0.15 per ordinary share, or US$1.50 per ADS, and a one-time special cash dividend in the amount of US$0.225 per ordinary share, or US$2.25 per ADS, out of the annual profits, for the years ended December 31, 2007 and 2008. The ordinary cash dividend was paid on April 6, 2009 while the special cash dividend was paid on July 6, 2009.

WSP Holdings declared and paid no dividend during the years ended December 31, 2010 and 2011.

NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME (LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

25.                               NET INCOME (LOSS) PER SHARE

The calculation of the net income (loss) per share is as follows:

	Year ended
	December 31, 2009		December 31, 2010	December 31, 2011
Numerator used in basic and diluted net income (loss) per share:
Income (loss) attributable to WSP Holdings	$4,175		$(118,763)	$(68,480)
Shares (denominator)
Weighted average ordinary shares outstanding used in computing basic earnings per share	205,789,800		204,771,144	204,375,226
Plus: incremental weighted average ordinary shares from assumed exercise of options using the treasury stock method	—	(i)	— (i)	— (i)
Weighted average ordinary shares outstanding used in computing diluted earnings per share	205,789,800		204,771,144	204,375,226
Net income (loss) per share-basic:
Net income (loss) attributable to WSP Holdings per ordinary share-basic	$0.02		$(0.58)	$(0.34)
Net income (loss) per share-diluted:
Net income (loss) attributable to WSP Holdings per ordinary share-diluted	$0.02		$(0.58)	$(0.34)

(i)

The Company had 4,994,000, 4,790,000 and 4,306,000 outstanding share option which could potentially dilute basic net income (loss) per share, but which were excluded from the computation of diluted net income (loss) per share in the years ended December 31, 2009, 2010 and 2011 respectively, as the effect would have been anti-dilutive.

RELATED PARTY BALANCES AND TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY BALANCES AND TRANSACTIONS
RELATED PARTY BALANCES AND TRANSACTIONS

26.                               RELATED PARTY BALANCES AND TRANSACTIONS

Save as disclosed elsewhere in the financial statements, significant balances and transactions with related parties are as follows:

a.   Amounts due from related parties

Name of related party	As of December 31, 2010	As of December 31, 2011
Wuxi Bright Wanbang, equity investment of the Company	$343	$—
Liaoning Daxing Steel Pipes Co., Ltd. and related companies, group of companies controlled by non-controlling investors of subsidiaries (“Liaoning Daxing Group”)	1	—
Wuxi Eastar Co., Ltd., company controlled by Mr. Piao’s family	—	148
Wuxi Huayi, company controlled by Mr. Piao	2	—
Chaoyang Seamless Oil, company controlled by non-controlling investors of Chaoyang Seamless	453	—
	$799	$148

b.   Amounts due to related parties

Name of related party	As of December 31, 2010	As of December 31, 2011
Wuxi Quanhua Material Co., Ltd. (“WXQH”), company controlled by Mr. Piao’s family	$613	$891
Wuxi Bright Wanbang, equity investment of the Company	—	961
Xuyi Aihua Oil Pipe Anticorrosive Product Co., Ltd. (“XYAH”), company controlled by Mr. Piao’s family	968	1,486
Wuxi Eastar Co., Ltd	1,572	—
Wuxi Longhua Steel Pipes Company Limited (“WXLH”), company controlled by Mr. Piao	—	11,110
Wang Ren, Ou Xiangli, non-controlling investors of Chaoyang Seamless	4,439	—
Mr. Longhua Piao	75	—
Liaoning Daxing Group.	3,402	3,491
Jilin Yude Co., Ltd., company controlled by non-controlling investors of subsidiary.	1	—
	$11,070	$17,939

c.   Transactions with related parties are as follows:

(a) Sales of goods

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Wuxi Bright Wanbang	$1,386	$2,326	$3,351
Wuxi Eastar Co., Ltd	4,649	—	12
Jilin Yude Co., Ltd.,	679	—	—

(b) Sales of waste materials

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
WXAH	$25	$13	$19
Liaoning Daxing Group	—	—	19

(c) Purchase of goods

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Wuxi Shinan (Wuxi Shinan ceased to be a related party subsequent to the disposal of subsidiary in February 2010)	$2,651	$—	$—
XYAH	3,423	2,053	3,069
Liaoning Daxing Group	18	—	—
Chaoyang Seamless Oil	938	—	—

(d) Purchase of property, plant and equipment

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Wuxi Longhua Steel Pipes Company Limited (“WXLH”), company controlled by Mr. Piao.	$73	$—	$—
WXAH	10	—	—
Wuxi Eastar Co., Ltd	1,103	20,530	6,307
Chaoyang Seamless Oil	8,007	—	—
Liaoning Daxing Group	—	4,173	16

Wuxi Eastar Co., Ltd purchased property and equipment on behalf of Wuxi Pipe as an agent.

(e) Sale of property, plant and equipment

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Liaoning Daxing Group	$—	$—	$30

(f) Transportation charges

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
WXQH	$3,406	$1,082	$1,665
Liaoning Daxing Group	187	176	528

WXQH and Liaoning Daxing Group provided certain delivery services to the Company.

(g) Rental of premises and vehicles

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
WXLH	$798	$805	$844
WXAH	22	—	—
Liaoning Daxing Group	33	23	41

The Company leased certain areas for production use from WXLH and rented vehicles from WXAH and Liaoning Daxing Group.

(h) Electricity charges

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Liaoning Daxing Group	$104	$127	$—

The Company shared certain electricity supply with Liaoning Daxing Group for production use.

(i) Antirust service charges

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
WXAH	$10	$—	$—
Liaoning Daxing Group	—	—	108

WXAH and Liaoning Daxing Group provided certain antirust services to the Company.

(j) Anticorrosion service charges

	Year ended
Name of related party	December 31, 2009	December 31, 2010	December 31, 2011
Wuxi Bright Wanbang	$3,983	$3,301	$6,371

Wuxi Bright Wanbang provided certain anticorrosion services to the Company.

(k) Bill financing

In 2009, the Company issued certain bank and commercial acceptance notes to Wuxi Longhua in amounts that are greater than the actual amounts of purchases for its presentation to certain PRC banks for discounting and payment before the notes’ maturity dates, and the excess amount obtained through these notes were refunded by Wuxi Longhua to the Company. Such transactions have been accounted as financing transactions with the banks.

The Company had similar financial transactions with other related parties, namely Liaoyang Daze Spiral Welded Pipe Co., Ltd. (a related company of Liaoning Daxing Group controlled by non-controlling investors of subsidiaries) in 2010, Wuxi Longhua and Liaoning Daxing Group in 2011, respectively.

COMMITMENT	12 Months Ended
Dec. 31, 2011
COMMITMENT
COMMITMENT

27.                               COMMITMENT

(a) Capital commitment

As of December 31, 2011, commitment for acquisition of property, plant and equipment was $17,915.

(b) Plant premises operating lease commitment

As of December 31, 2011, future minimum lease commitments under the non-cancelable lease of the plant premises were $1,097, $577, $260 and $6 in 2012, 2013, 2014 and 2015, respectively.

Rental expense incurred was approximately $971, $1,183, and $1,014 for the years ended December 31, 2009, 2010 and 2011, respectively.

(c) Other commitment

In November 2009, the Company entered into a five-year commitment to purchase a minimum of 300,000 tonnes of iron ore pellets from 2010 through 2014. The commitment for purchase of iron ore pellets is not determinable as the contract does not include a stated purchase price.

In November 2010, the Company entered into another commitment to purchase approximately 600,000 tonnes of iron ore fines within a period of one year for a total amount of $75,000. The commitment expired in 2011 through lapse of time as no shipments were made over the one-year period.

CONTINGENCIES	12 Months Ended
Dec. 31, 2011
CONTINGENCIES
CONTINGENCIES

28.          CONTINGENCIES

(a) In May 2007, Frank H. Migl and several other plaintiffs brought a lawsuit against Watson Pipe, Inc., Atlas Tubular, L.P., Halliburton Energy Services, Inc. and Xxtreme Inspection in a district court in Lavaca County, Texas. The plaintiffs alleged that a casing pipe ruptured in one of the plaintiffs’ oil and gas wells, which caused over $7,000 in damages. In 2008, the plaintiffs amended the petition to add WSP China as a defendant, and one of the defendants filed a petition against WSP China as third-party defendant, alleging that WSP China supplied defective products for the operation. The Company has denied the claims and intends to defend itself against the claims. In January 2011, a settlement amount of $800 was reached for this case, which was fully paid in February 2011. The Company recognized the expenses during year ended December 31, 2010.

(b) In December 2008, SB International, Inc., a Texas corporation, brought a case against Houston OCTG, WSP China, Mr. Piao and certain other individuals in a district court in Dallas County, Texas, alleging that the defendants interfered with the plaintiff’s contracts and business relations with its customers. The petition also contained claims for theft of information, conversion, breach of fiduciary duty, misappropriation of confidential information, fraud and conspiracy. There is no specific amount of damages claimed in the petition. The Company filed a counterclaim against SB International, Inc. and certain other plaintiffs, requesting for declaratory judgment and claims for breach of fiduciary duty, negligence, constructive fraud, request for accounting and breach of contract. In February 2011, this case was settled for $7,800. The Company recognized the expenses during year ended December 31, 2010.

(c) In April 2009, seven companies and the United Steelworkers Union in the United States of America filed a petition with the International Trade Commission (“ITC”) and the Department of Commerce (“DOC”), alleging that China-based OCTG manufacturers unfairly dumped OCTG products in the United States market and that Chinese producers were benefitting from massive government subsidies. WSP China was named as one of the major Chinese exporters of the OCTG products to the United States and was included as one of the mandatory respondent companies to the United States government’s countervailing duty investigation. On September 8, 2009, a preliminary determination was issued with a countervailing duty rate of 24.92% assigned to WSP China. On December 7, 2009, the DOC published its final determination in the countervailing duties investigation with a rate of 14.61% assigned to WSP China. The rate was subsequently changed to 14.95% in January 2010 due to certain ministerial errors made by the DOC. WSP China was not classified as a mandatory respondent to the anti-dumping investigation and participated in this case as a separate rate respondent. In November 2009, the Company received a preliminary anti-dumping rate of 36.53% which was based on the average dumping rates of other OCTG producers that were selected as mandatory respondents. On April 9, 2010, the DOC announced its final determination in the anti-dumping investigation with a rate of 29.94% assigned to WSP China. In May 2010, the ITC made a final ruling which requires all Chinese exports of OCTG products to the United States, including WSP China’s products, be charged up to about 32.07% anti-dumping duties and 14.95% countervailing duties.

(d) In August 2009, Western Oil Gas Development Corp. brought a lawsuit against WSP China, J&B Pipe Supply, Inc., SB International, Inc. and certain other party in a district court in Canadian County, Oklahoma. The plaintiff alleged that a casing pipe provided by WSP China caused damages to its well. The plaintiff claimed total damages in the amount of approximately $9,500. J&B Pipe Supply, Inc. and SB International, Inc. have filed cross claims against WSP China for indemnification and breach of warranty. The Company has denied the claims and intends to defend itself against the claims. In June 2011, this case was settled for $4,475. The Company recognized the expenses of $466 during year ended December 31, 2010, with the remaining balance being settled through insurance.

(e) In December 2009, Dewbre Petroleum Corporation brought a lawsuit against SB International, Inc., Tubular Synergy Group, LP, Padre Tubular Resources, Inc. and Xxtreme Pipe Storage, LLC in a district court in Nueces County, Texas. The plaintiff alleged that a defective pipe caused damages to its well. In January 2010, the plaintiffs amended the petition to add WSP China as a defendant, alleging that WSP China supplied the defective pipe. The plaintiff claimed total damages in the amount of approximately $20,800. In May 2011, a settlement amount of $4,296 was reached for this case. In June 2011, the Company paid $420 in settlement of the case, with the remaining balance being settled through insurance. The Company recognized the expenses of $420 during year ended December 31, 2010.

(f) In April, 2010, Penn Virginia Oil & Gas, L. P., as the plaintiff, brought a lawsuit against WSP China and certain other parties in a district court in Panola County, Texas, alleging that WSP China supplied a defective casing pipe, which caused a failed operation in an oil and gas well. The plaintiff claimed total damages in the amount of approximately $4,800. In January 2011, a settlement amount of $2,300 was reached for this case. In March 2011, the Company paid $276 in settlement of the case, with the remaining balance being settled through insurance. The Company recognized the expenses of $276 during year ended December 31, 2010, with the remaining balance being settled through insurance.

(g) In May 2010, Chesapeake Louisiana, L.P. and certain other parties, as the plaintiffs, brought a lawsuit against WSP China and certain other parties in a district court in Desoto Parish, Louisiana, alleging that WSP China supplied a defective casing pipe, which caused a failed operation in an oil and gas well. Certain landowners who were affected by the failed oil and gas well operation mentioned above, have filed a lawsuit against Chesapeake Louisiana, L.P. in the District Court of Desoto Parish, Louisiana in November 2009. In May 2010, the plaintiffs amended the petition to name WSP China as a co-defendant in the lawsuit. There is no specific amount of damages claimed in the petition. The Company intends to vigorously defend itself against the claims.

(h) In August 2010, Trident Steel Corporation filed a Third Amended Third-Party Petition against Minmetals, Inc. and WSP China in a district court in Lipscomb County, Texas, stating that it fulfilled the Mewbourne Oil Company’s purchase order using the casing pipes manufactured by Minmetals, Inc. and WSP China and seeking indemnification from Minmetals, Inc. and WSP China for breach of warranty. The total amount of indemnification is unclear now. The Company has denied the claims and intends to vigorously defend itself against the claims.

(i) In March 2011, Cimarex Energy Co. filed a lawsuit against WSP China, Houston OCTG and other defendants in Nueces County, Texas, seeking total damages in the amount of $11,000 resulting from defects in casing pipes provided by the Company. In March 2012, this case was settled for $5,000. The Company recognized the expenses of $5,000 during year ended December 31, 2011.

In addition to the contingencies mentioned above, the Company is subject to claims and legal proceedings that arise in the ordinary course of its business. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be decided unfavorably to the Company.

Based on the information currently available, the Company was unable to make a reasonable estimate of any further liability because of the uncertainty related to the outcome and/or the amount or range of loss. Accordingly, the Company did not accrue any provision for the contingencies as of December 31, 2011, other than those settled as described above.

Bill financing

In the years ended December 31, 2009, 2010 and 2011 and to date in 2012, the Company has used a portion of its credit facilities from certain banks as bill financing to fund a portion of its working capital requirements and business operational needs.

The Company entered into certain bill financing arrangements where the amounts of bank and commercial acceptance notes drawn down on the banks under the facilities were greater than its real expectation of purchasing needs from suppliers, which included both the Company’s subsidiaries and third parties. On some occasions, the same purchase contracts (required for the issuance of bank acceptance notes under the bill financing facilities) were presented to two or more different banks to obtain financing. A portion of the notes the Company issued to its subsidiaries and third-party suppliers were then presented by the relevant suppliers to the banks for collection of an amount equal to the face value of the notes after deducting interest. Cash received from the notes presented in excess of the actual amount of purchases was then provided to the Company and utilized for operational purposes. Such transactions have been accounted as financing transactions with the banks.

The total amount of the bill financing, being the difference between the aggregate amount of such bank and commercial acceptance notes issued and the aggregate amount of related actual purchases, was approximately RMB1,684,000 ($246,600), RMB323,600 ($48,900) and RMB1,419,000 ($225,200) in 2009, 2010 and 2011, respectively. Excluding the cash deposits that the Company paid upfront to the endorsing banks pursuant to the arrangements, the funding we obtained from the banks through this kind of bill financing in 2009, 2010 and 2011 was estimated to be approximately RMB438,200 ($66,200), RMB354,800 million ($54,800) and RMB323,600 ($51,400), respectively.

STOCK BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
STOCK BASED COMPENSATION
STOCK BASED COMPENSATION

29.                               STOCK BASED COMPENSATION

On August 24, 2007, the Company adopted the 2007 share incentive plan and granted 5,206,000 options to certain employees, officers and directors for the purchase of 5,206,000 ordinary shares at an exercise price of $4.00 per share. Any of these options not exercised will expire on August 23, 2011 or 2012 and the options will vest over two years at 50% per year. The compensation expense, which was determined based on the fair value of options granted, is to be recognized over the vesting period using graded-vesting attribution method. The Company recorded compensation expense of $809 for the year ended December 31, 2009 and nil for both the years ended December 31, 2010 and 2011. As of December 31, 2011, there was no unrecognized compensation cost related to unvested options.

A summary of the share option activities is as follows:

	Number of options	Exercise price
Outstanding at beginning of 2010	4,994,000	$4.00
Movement during 2009
Granted	—	—
Exercised	—	—
Forfeited	(204,000)	—
Outstanding at end of 2010	4,790,000	$4.00

Movement during 2011
Granted	—	—
Exercised	—	—
Forfeited	(484,000)	—
Outstanding at end of 2011	4,306,000	$4.00

As of December 31, 2010 and 2011, the intrinsic value of each option was nil, and the aggregate intrinsic value of options outstanding was nil.

The following table summarizes share options outstanding as of December 31, 2011:

	Options outstanding			Options exercisable
Exercise price	Number outstanding	Remaining contractual life	Fair value per share at grant date	Number exercisable	Exercise price
$4.00	4,306,000	0.65	$0.83	4,306,000	$4.00

The Company has determined, with the assistance of American Appraisal China Limited, that the fair value of the option as of the date of grant at August 24, 2007 was $0.83 per option using the following assumptions:

Fair value of ordinary shares	$3.81
Risk-free rate of return	4.31%
Expected option life	3 years
Expected dividend yield	4.38%
Expected volatility	39.4%

MAINLAND CHINA CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2011
MAINLAND CHINA CONTRIBUTION PLAN
MAINLAND CHINA CONTRIBUTION PLAN

30.                               MAINLAND CHINA CONTRIBUTION PLAN

Full time employees of the Company in the PRC participate in a government mandated multiemployer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Company to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions for such employee benefits were $4,041, $4,891 and $7,540, for the years ended December 31, 2009, 2010 and 2011, respectively.

STATUTORY NON-DISTRIBUTABLE RESERVES	12 Months Ended
Dec. 31, 2011
STATUTORY NON-DISTRIBUTABLE RESERVES
STATUTORY NON-DISTRIBUTABLE RESERVES

31.                               STATUTORY NON-DISTRIBUTABLE RESERVES

The principal regulations in the PRC governing distribution of dividends paid by wholly foreign-owned enterprises include:

·                         Wholly Foreign-Owned Enterprise Law (1986) as amended; and

·                            Wholly Foreign-Owned Enterprise Law Implementation Rules (1990) as amended.

Under these regulations, wholly foreign-owned enterprises in the PRC may pay dividends only out of their accumulated profits, if any, determined in accordance with the PRC accounting standards and regulations.

In addition, according to the Company Law in the PRC, companies are required to set aside 10% of their after-tax profit to general reserves each year, based on the PRC accounting standards, until the cumulative total of such reserves reaches 50% of the registered capital. These general reserves are not distributable as cash dividends to equity owners.

In addition, a PRC company may set aside other amounts determined at its discretion. Once set aside, these amounts can only be used for designated purpose and are not available for future distribution to, owners or shareholders. The general reserves and discretionary reserves are collectively referred to as statutory non-distributable reserves.

WSP China made total appropriations of $4,522, nil and nil for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, the statutory non-distributable reserves of WSP China were $37,119.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

32.                               SUBSEQUENT EVENTS

On January 17, 2012, the Company’s wholly-owned subsidiary, WSP China, entered into an agreement with a PRC individual to dispose of its entire 51% equity interest in Chaoyang Seamless for a nominal cash consideration. See note 11 for more details.

Schedule I Condensed financial information of parent company	12 Months Ended
Dec. 31, 2011
Schedule I Condensed financial information of parent company
Schedule I Condensed financial information of parent company

Additional information—Financial statement schedule I
Condensed financial information of parent company
Balance sheets
(In U.S. dollar thousands)

	As of December 31, 2010	As of December 31, 2011
Assets
Cash and cash equivalents	$140	$393
Restricted cash	—	—
Amounts due from subsidiaries	237,386	241,918
Prepaid expenses and other current assets	330	688
Investments in subsidiaries	107,447	63,436
Total assets	345,303	306,435

Liabilities and shareholders’ equity
Accrued expenses and other current liabilities	3,099	3,077
Income taxes payable	733	424
Total liabilities	3,832	3,501
Ordinary shares	20	20
Additional paid-in capital	255,312	255,312
Statutory non-distributable reserves	37,119	37,119
Retained earnings	14,229	(29,630)
Accumulated other comprehensive income	34,791	40,113
Total shareholders’ equity	341,471	302,934
Total liabilities and shareholders’ equity	$345,303	$306,435

Additional information—Financial statement schedule I
Condensed financial information of parent company
Statements of operations
(In U.S. dollar thousands)

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Management fee received from a subsidiary	$433	$—	$—
Operating expenses:
Selling and marketing expenses	(57)	—	—
General and administrative expenses	(2,943)	(1,869)	(2,362)
Total operating expenses	(3,000)	(1,869)	(2,362)
Loss from operations	(2,567)	(1,869)	(2,362)
Interest income	3,800	3,332	1,236
Other income	767	767	767
Exchange differences	521	—	—
Equity in earnings (loss) of subsidiaries	2,125	(76,291)	(43,376)
Net income (loss) before provision for income taxes	4,646	(74,061)	(43,735)
Provision for income taxes	(471)	(262)	(124)
Net income (loss)	$4,175	$(74,323)	$(43,859)

Additional information — Financial statement schedule I
Condensed financial information of parent company
Statements of changes in equity and comprehensive income
(In U.S. dollar thousands, except for share and share-related data)

	Ordinary share
	Shares	Amount	Additional paid-in capital	Statutory non- distributable reserves	Retained earnings	Accumulated other comprehensive income	Total equity	Total comprehensive income
Balance as of January 1, 2009	205,789,800	$21	$256,502	$32,597	$166,070	$27,416	$482,606	$—
Amortization of deferred share-based compensation expense	—	—	809	—	—	—	809	—
Net income	—	—	—	—	4,175	—	4,175	4,175
Statutory non-distributable reserves	—	—	—	4,522	(4,522)	—	—	—
Dividends	—	—	—	—	(77,171)	—	(77,171)	—
Foreign currency translation adjustment	—	—	—	—	—	319	319	319
Balance as of December 31, 2009	205,789,800	$21	$257,311	$37,119	$88,552	$27,735	$410,738	$4,494
Repurchase of ordinary shares	(1,414,574)	(1)	(1,999)	—	—	—	(2,000)	—
Net loss	—		—	—	(74,323)	—	(74,323)	(74,323)
Foreign currency translation adjustment	—	—	—	—	—	7,056	7,056	7,056
Balance as of December 31, 2010	204,375,226	$20	$255,312	$37,119	14,229	$34,791	$341,471	$(67,267)
Net loss	—		—	—	(43,859)	—	(43,859)	(43,859)
Foreign currency translation adjustment	—		—	—	—	5,322	5,322	5,322
Balance as of December 31, 2011	204,375,226	$20	$255,312	$37,119	(29,630)	$40,113	$302,934	$(38,537)

Additional information—Financial statement schedule I
Condensed financial information of parent company
Statements of cash flows
(In U.S. dollar thousands)

	Year ended
	December 31, 2009	December 31, 2010	December 31, 2011
Cash flow from operating activities:
Net income (loss)	$4,175	$(74,323)	$(43,859)
Adjustments to reconcile net income to net cash used in operating activities:
Share-based compensation	809	—	—
Equity in earnings (loss) of subsidiaries	(2,125)	76,291	43,376
Changes in assets and liabilities	(32,888)	(294)	5,268

Net cash used in operating activities	(30,029)	1,674	4,785

Cash flow from investing activities:
Dividend received from subsidiaries	80,450	—	—
Decrease (increase) in restricted cash	(650)	40,500	—
Advances to subsidiaries	—	(41,692)	(4,532)
Net cash (used in) provided by investing activities	79,800	(1,192)	(4,532)
Cash flow from financing activities:
Proceeds from issuance of ordinary shares, net of issuance expenses	—	—	—
Repurchase of ordinary shares	—	(2,000)	—
Dividend paid	(77,171)	—	—
Cash provided by (used in) financing activities	(77,171)	(2,000)	—
Net increase (decrease) in cash and cash equivalents	(27,400)	(1,518)	253
Cash and cash equivalents at beginning of the year	29,058	1,658	140
Cash and cash equivalents at end of the year	$1,658	$140	$393

Additional information — Financial statement schedule I
Notes to Additional Information

1.                                       Basis for Preparation

The Condensed Financial Information of the Company only has been prepared using the same accounting policies as set out in the Company’s consolidated financial statements except that the Company has used equity method to account for its investment in its subsidiary, FSHL.

2.                                       Investments in Subsidiaries

The Company and its subsidiaries were included in the consolidated financial statements where inter-company balances and transactions were eliminated upon consolidation. For purpose of the Company’s stand-alone financial statements, its investments in subsidiaries were reported using the equity method of accounting. The Company’s share of income and losses from its subsidiaries were reported as shares of earnings (loss) of subsidiaries in the accompanying financial statements. The Company will cease to record any loss incurred by the subsidiaries when the Company’s investments in the subsidiaries are reduced to zero as the Company does not have the obligations to fund the loss of the subsidiaries.